Dreyfus
      Premier Core  Equity Fund



      ANNUAL REPORT August 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                            24   Independent Auditors' Report

                            25   Important Tax Information

                            26   Board Members Information

                            28   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                               Core Equity Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier Core Equity Fund, covering the 12-month period from September 1, 2001 through August 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's primary portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the fund's sub-investment adviser.

Stock markets in the United States and around the world confronted a number of formidable challenges during the reporting period. In addition to lackluster corporate earnings and the war on terrorism, investors have recently contended with questions regarding the accuracy of companies' financial statements. These and other influences drove most major domestic stock market indices lower, including those that measure large-, mid- and small-cap stock performance.

Despite widespread pessimism among investors, we are generally optimistic about the future. The economy has begun to recover, showing signs of growth that have already begun to have a positive effect on corporate earnings. Recent market declines may have created attractive values in some stocks. At the same time, we believe that the recent accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence.

One key to success during turbulent times such as these is an investment horizon that is measured in years, not weeks or months. Remember, over the long term stocks have historically produced higher returns than other types of investments. For investors with a long-term perspective, we believe that stocks should continue to provide considerable potential for growth.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 16, 2002




DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Premier Core Equity Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2002, the fund's Class A shares produced a -11.29% total return.(1) For the same period, the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), produced a total return of -17.99%.(2)

From their inception on April 15, 2002 through August 31, 2002, the fund's Class B, Class C, Class R and Class T shares provided total returns of -12.65%, -12.65% , -12.38% and -12.52%, respectively.(1) In comparison, the S&P 500 Index produced a -14.43% total return for the period of April 30, 2002 through August 31, 2002.(2)

We attribute the negative returns of the fund and the market to a highly challenging investment environment, which included a generally weak economy and a spate of corporate scandals. We are pleased that the fund outperformed its benchmark under these difficult conditions, primarily because of our unwavering focus on high quality blue chip companies.

What is the fund's investment approach?

Effective April 15, 2002, the fund changed its name from Dreyfus Tax-Smart Growth Fund to Dreyfus Premier Core Equity Fund. Also, effective April 15, 2002 the fund' s investment objective changed from seeking long-term capital appreciation while minimizing taxable gains and income to seeking long-term capital appreciation. To pursue its goal, the fund normally invests in at least 80% of its assets in common stocks of U.S. and foreign companies with market
capitalizations   exceeding   $5   billion.  As  discussed  below,  the  fund's
buy-and-hold investment approach has not changed.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Our fundamental investment approach has also not changed. We continue to evaluate investment opportunities one company at a time in order to identify large, established growth companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. Such companies typically are selected for what we consider to be sustained patterns of profitability, strong balance sheets, talented management teams, expanding global presence and above-average growth potential.

Our investment strategy is also based on purchasing growth at a price we consider to be justified by a company's fundamentals. Central to our investment approach is a buy-and-hold strategy, which is based on remaining fully invested and on targeting long-term growth over a three- to five-year time frame, rather than seeking short-term profits.

What other factors influenced the fund's performance?

The reporting period began with the U.S. economy in recession, and existing economic weakness was further intensified by the terrorist attacks of September 11, 2001. After plunging in September, most stocks quickly rebounded from the shock of the attacks and rallied in anticipation of an economic rebound during the fourth quarter of 2001. As the recovery gained momentum during the opening months of 2002, the fund's holdings generally edged higher, supported by low interest rates, low inflation and optimism regarding future corporate profits.

However, investor sentiment quickly turned negative when it became apparent that the accounting irregularities that led to the well-publicized collapse of Enron were also employed to inflate profits of other large corporations. At the same time, new economic data suggested that the economic recovery might be in danger of stalling. As shell-shocked investors fled the stock market, virtually all major industry groups saw stock prices fall. In our view, the stocks of good companies were punished along with the bad.

In this difficult environment, we believe that the quality of the fund's holdings helped limit the fund' s exposure to the full brunt of the market's decline. For example, retailer Wal-Mart Stores, a long-time funD holding, held its value better than many of its competitors because it has a well-known brand name, a relatively strong financial condition and the ability to offer compelling values to cost-conscious customers.

The fund's overweighted exposure to the consumer staples group, combined with a successful stock selection strategy, provided the greatest contribution to the
fund's   strong  relative  performance.  As  economic  and  market  conditions deteriorated, investors tended to favor companies that have historically tended to do well in recessions because of steady demand for their products. Examples include tobacco company Philip Morris Cos. and household goods producer Procter & Gamble. The fund also benefited by remaining underweighted in some of the sectors hardest hit by the market decline, including the industrials and information technology groups.

What is the fund's current strategy?

We believe that our long-standing buy-and-hold investment approach is particularly well suited to current market conditions. In our view, the economy is in the midst of a modest recovery from a mild recession. Accordingly, the outsized stock market gains of the late 1990s are unlikely to reoccur anytime soon. Instead, we believe that high quality companies that can grow at a steady pace in a low inflation environment will generate the most consistent returns. These are exactly the types of companies in which the fund has traditionally invested for the long term.

September 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. RETURN FIGURES ARE CALCULATED ON A MONTH-END BASIS.


                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Core Equity Fund Class A shares and the Standard & Poor's 500 Composite Stock Price Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER CORE EQUITY FUND ON 9/30/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. PERFORMANCE FOR CLASS B, CLASS C, CLASS R AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

PRIOR TO APRIL 15,2002, DREYFUS PREMIER CORE EQUITY FUND WAS NAMED DREYFUS TAX-SMART GROWTH FUND. AS OF APRIL 15,2002, DREYFUS TAX-SMART GROWTH FUND'S SHARES WERE REDESIGNATED AS CLASS A SHARES AND THE FUND BEGAN OFFERING CLASS B, CLASS C, CLASS R AND CLASS T SHARES. THE FUND'S FUNDAMENTAL OBJECTIVE ALSO CHANGED. THE FUND NOW SEEKS LONG-TERM CAPITAL APPRECIATION. TO PURSUE THIS GOAL, THE FUND NORMALLY INVESTS AT LEAST 80% OF ITS ASSETS IN COMMON STOCKS OF U.S. AND FOREIGN COMPANIES WITH MARKET CAPITALIZATIONS EXCEEDING $5 BILLION. THE FUND CONTINUES TO EMPLOY A BUY-AND-HOLD STRATEGY AND NORMALLY SEEKS TO KEEP THE ANNUAL PORTFOLIO TURNOVER RATE BELOW 15%. HOWEVER, THE FUND NO LONGER IS MANAGED IN ACCORDANCE WITH AN EXPRESS TAX-MANAGED OBJECTIVE OR STRATEGY OTHER THAN THE BUY-AND-HOLD STRATEGY AND LOW PORTFOLIO TURNOVER RATE.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 8/31/02

                                                                                     Inception                             From
                                                                                       Date            1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                                     9/30/98          (16.37)%           (0.43)%

WITHOUT SALES CHARGE                                                                  9/30/98          (11.29)%            1.08%
------------------------------------------------------------------------------------------------------------------------------------

Actual Aggregate Total Returns AS OF 8/31/02

                                                                                     Inception                             From
                                                                                       Date            1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                               4/15/02             --             (16.15)%

WITHOUT REDEMPTION                                                                    4/15/02             --             (12.65)%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                                            4/15/02             --             (13.53)%

WITHOUT REDEMPTION                                                                    4/15/02             --             (12.65)%

CLASS R SHARES                                                                        4/15/02             --             (12.38)%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                                   4/15/02             --             (16.46)%

WITHOUT SALES CHARGE                                                                  4/15/02             --             (12.52)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                                        The Fund



STATEMENT OF INVESTMENTS


August 31, 2002

COMMON STOCKS--85.7%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTOMOBILES & COMPONENTS--.6%

Ford Motor                                                                                       31,045                  365,400

BANKING--1.6%

SunTrust Banks                                                                                   15,000                1,012,650

CAPITAL GOODS--6.2%

Emerson Electric                                                                                 12,500                  609,750

General Electric                                                                                 75,000                2,261,250

Honeywell International                                                                          18,000                  539,100

Rockwell Automation                                                                              15,000                  276,300

Rockwell Collins                                                                                 15,500                  329,375

                                                                                                                       4,015,775

DIVERSIFIED FINANCIALS--9.8%

American Express                                                                                 15,000                  540,900

Citigroup                                                                                        45,233                1,481,381

Federal Home Loan Mortgage                                                                       20,000                1,282,000

Federal National Mortgage Association                                                            28,000                2,121,840

JP Morgan Chase & Co.                                                                            27,000                  712,800

Merrill Lynch                                                                                     6,000                  217,320

                                                                                                                       6,356,241

ENERGY--10.1%

BP Amoco, ADR                                                                                    30,000                1,404,000

ChevronTexaco                                                                                    14,000                1,072,820

Exxon Mobil                                                                                      90,160                3,196,172

Royal Dutch Petroleum, ADR                                                                       20,000                  904,000

                                                                                                                       6,576,992

FOOD, BEVERAGE & TOBACCO--14.8%

Anheuser-Busch Cos.                                                                              15,000                  797,400

Coca-Cola                                                                                        35,000                1,785,000

J. M. Smucker                                                                                       240                    8,724

Kraft Foods                                                                                      20,000                  795,400

Nestle, ADR                                                                                      25,050                1,432,547

PepsiCo                                                                                          35,000                1,384,250

Philip Morris Cos.                                                                               68,000                3,400,000

                                                                                                                       9,603,321

FOOD & DRUG RETAILING--2.1%

Walgreen                                                                                         40,000                1,390,000


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE--12.7%

Abbott Laboratories                                                                              24,000                  960,720

Johnson & Johnson                                                                                35,000                1,900,850

Lilly (Eli)                                                                                      17,000                  986,850

Merck & Co.                                                                                      25,000                1,263,000

Pfizer                                                                                           95,850                3,170,718

                                                                                                                       8,282,138

HOTEL, RESTAURANTS & LEISURE--1.1%

McDonald's                                                                                       30,000                  712,800

HOUSEHOLD & PERSONAL PRODUCTS--3.8%

Colgate-Palmolive                                                                                16,000                  872,800

Procter & Gamble                                                                                 18,000                1,595,700

                                                                                                                       2,468,500

INSURANCE--5.7%

American International Group                                                                     20,580                1,292,424

Berkshire Hathaway, Cl. A                                                                            12  (a)             876,000

Berkshire Hathaway, Cl. B                                                                             6  (a)              14,640

Marsh & McLennan Cos.                                                                            30,000                1,459,500

Travelers Property Casualty, Cl. A                                                                1,522  (a)              23,929

Travelers Property Casualty, Cl. B                                                                3,127  (a)              50,946

                                                                                                                       3,717,439

MEDIA--3.3%

AOL Time Warner                                                                                  22,500  (a)             284,625

Fox Entertainment Group, Cl. A                                                                    5,000  (a)             111,650

McGraw-Hill Cos.                                                                                 20,000                1,268,200

Viacom, Cl. B                                                                                    12,500  (a)             508,750

                                                                                                                       2,173,225

RETAILING--4.2%

Target                                                                                           25,000                  855,000

Wal-Mart Stores                                                                                  35,000                1,871,800

                                                                                                                       2,726,800

SOFTWARE & SERVICES--1.5%

Microsoft                                                                                        20,000  (a)             981,600

TECHNOLOGY HARDWARE & EQUIPMENT--4.4%

Cisco Systems                                                                                    20,000  (a)             276,400

Intel                                                                                            87,000                1,450,290

                                                                                                 The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY HARDWARE & EQUIPMENT (CONTINUED)

International Business Machines                                                                  15,300                1,153,314

                                                                                                                       2,880,004

TELECOMMUNICATION SERVICES--2.5%

BellSouth                                                                                        26,000                  606,320

SBC Communications                                                                               26,080                  645,219

Verizon Communications                                                                           12,000                  372,000

                                                                                                                       1,623,539

TRANSPORTATION--1.3%

United Parcel Service, Cl. B                                                                     12,800                  818,048

TOTAL COMMON STOCKS

   (cost $61,927,659)                                                                                                 55,704,472
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.1%

PUBLISHING;

News Corp, ADR, Cum., $.4428

   (cost $101,138)                                                                                4,000                   73,200
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--14.3%

REGULATED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                     3,102,939  (b)           3,102,939

Dreyfus Institutional Cash Advantage Plus Fund                                                3,102,939  (b)           3,102,939

Dreyfus Institutional Preferred Plus Money Market Fund                                        3,102,938  (b)           3,102,938

TOTAL OTHER INVESTMENTS

   (cost $9,308,816)                                                                                                   9,308,816
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $71,337,613)                                                              100.1%               65,086,488

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.1%)                (67,471)

NET ASSETS                                                                                        100.0%               65,019,017

(A) NON-INCOME PRODUCING.

(B) INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS--SEE NOTE 2(C).

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

August 31, 2002

                                                               Cost       Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  71,337,613  65,086,488

Cash                                                                    595,025

Receivable for shares of Capital Stock subscribed                     1,114,460

Receivable for investment securities sold                               140,864

Dividends receivable                                                     99,402

                                                                     67,036,239
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    77,254

Payable for investment securities purchased                           1,939,968

                                                                      2,017,222
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       65,019,017
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      73,522,578

Accumulated undistributed investment income--net                        151,536

Accumulated net realized gain (loss) on investments                  (2,403,972)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                     (6,251,125)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       65,019,017


NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                       47,336,069            8,232,791            9,046,124                  876              403,157

Shares Outstanding                    3,695,793              644,859              708,614               68.399               31,525
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   PER SHARE ($)                          12.81                12.77                12.77                12.81                12.79

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF OPERATIONS

Year Ended August 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $2,926 foreign taxes withheld at source)        871,497

Interest                                                                24,411

TOTAL INCOME                                                           895,908

EXPENSES:

Management fee--Note 2(a)                                              577,525

Distribution and service fees--Note 2(b)                               149,272

Interest expense--Note 4                                                 1,010

Loan commitment fees--Note 4                                               686

TOTAL EXPENSES                                                         728,493

INVESTMENT INCOME--NET                                                 167,415
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                             (1,580,342)

Net unrealized appreciation (depreciation) on investments           (4,705,471)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (6,285,813)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (6,118,398)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended August 31,
                                              ----------------------------------
                                                     2002(a)             2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            167,415             176,785

Net realized gain (loss) on investments        (1,580,342)            (754,018)

Net unrealized appreciation (depreciation)
   on investments                              (4,705,471)         (10,501,386)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (6,118,398)         (11,078,619)
--------------------------------------------------------------------------------


DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                   (180,774)             (65,816)

Net realized gain on investments:

Class A shares                                         --             (625,258)

TOTAL DIVIDENDS                                  (180,774)            (691,074)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 12,115,426           10,095,291

Class B shares                                  8,602,083                   --

Class C shares                                  9,769,931                   --

Class R shares                                      1,000                   --

Class T shares                                    410,704                   --

Dividends reinvested:

Class A shares                                    170,894              672,120

Cost of shares redeemed:

Class A shares                                (11,944,003)          (9,206,768)

Class B shares                                    (88,286)                  --

Class C shares                                   (407,450)                  --

Class T shares                                       (200)                  --

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             18,630,099            1,560,643

TOTAL INCREASE (DECREASE) IN NET ASSETS        12,330,927          (10,209,050)
--------------------------------------------------------------------------------


NET ASSETS ($):

Beginning of Period                            52,688,090           62,897,140

END OF PERIOD                                  65,019,017           52,688,090

Undistributed investment income--net              151,536              161,352

                                                                    The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)




                                                       Year Ended August 31,
                                                --------------------------------
                                                     2002(a)              2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                       894,91               620,066

Shares issued for dividends reinvested             11,738               41,058

Shares redeemed                                  (848,048)            (581,283)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      58,621               79,841
--------------------------------------------------------------------------------

CLASS B

Shares sold                                       651,701                   --

Shares redeemed                                    (6,842)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     644,859                   --
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       741,635                   --

Shares redeemed                                   (33,021)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     708,614                   --
--------------------------------------------------------------------------------

CLASS R

SHARES SOLD                                            68                   --
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        31,540                   --

Shares redeemed                                       (15)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      31,525                   --

(A) THE FUND CHANGED TO A FIVE CLASS FUND ON APRIL 15, 2002. THE EXISTING SHARES WERE REDESIGNATED CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                      Year Ended October 31,
                                                                    ---------------------------------------------------------
CLASS A SHARES                                                          2002(a)       2001         2000         1999(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   14.49         17.68        15.64        12.50

Investment Operations:

Investment income--net(c)                                                .05           .05          .02          .06

Net realized and unrealized gain (loss)
   on investments                                                      (1.68)        (3.05)        2.05         3.10

Total from Investment Operations                                       (1.63)        (3.00)        2.07         3.16

Distributions:

Dividends from investment income--net                                   (.05)         (.02)        (.03)        (.02)

Dividends from net realized gain
   on investments                                                         --          (.17)          --           --

Total Distributions                                                     (.05)         (.19)        (.03)        (.02)

Net asset value, end of period                                         12.81         14.49        17.68        15.64
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                      (11.29)(d)    (17.10)       13.22        25.26(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 1.35          1.35         1.35         1.24(e)

Ratio of net investment income
   to average net assets                                                 .34           .30          .14          .26(e)

Portfolio Turnover Rate                                                 9.07          4.07        11.47           --
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 47,336        52,688       62,897       50,430

(A)  THE FUND  CHANGED  TO A FIVE  CLASS FUND ON APRIL 15,  2002.  THE  EXISTING
     SHARES WERE REDESIGNATED CLASS A SHARES.

(B)  FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1999.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                       The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                 Year Ended August 31, 2002(a),
                                                                   ------------------------------------------------------------
                                                                     Class B        Class C        Class R         Class T
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   14.62          14.62          14.62           14.62

Investment Operations:

Investment income (loss)--net(b)                                        (.01)          (.01)           .03             .01

Net realized and unrealized gain (loss)
   on investments                                                      (1.84)         (1.84)         (1.84)          (1.84)

Total from Investment Operations                                       (1.85)         (1.85)         (1.81)          (1.83)

Net asset value, end of period                                         12.77          12.77          12.81           12.79
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                   (12.65)(d)     (12.65)(d)     (12.38)         (12.52)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets(c)                               .80            .80            .42             .61

Ratio of net investment income (loss)
   to average net assets(c)                                             (.07)          (.08)           .23             .13

Portfolio Turnover Rate                                                 9.07           9.07           9.07            9.07
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  8,233          9,046             1              403

(A) FROM APRIL 15, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Core Equity Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund's investment objective is to achieve long-term capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the fund' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Fayez Sarofim & Co. ("Sarofim") serves as the fund's sub-investment adviser.

On January 31, 2002, the Company's Board of Directors approved to (i) change the name of the fund from Dreyfus Tax-Smart Growth Fund to Dreyfus Premier Core
Equity Fund; (ii) classify the funds current outstanding shares as Class A shares; and (iii) increase the fund's authorized shares and classifying such shares as Class B, Class C, Class R and Class T shares. These changes took effect on April 15, 2002.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

behalf of customers having a qualified trust or investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $151,536, accumulated capital losses $1,261,225 and unrealized depreciation $6,251,125. In addition, the fund had $1,142,747 of capital losses realized after October 31, 2001 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2002. If not applied, $69,610 of the carryover expires in fiscal 2009 and $1,191,615 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal years ended August 31, 2002 and August 31, 2001, respectively, were as follows: ordinary income $180,774 and $691,074.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the period ended August 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $3,543, increased accumulated net realized gain (loss) on investments by $2,370 and decreased paid-in capital by $5,913. Net assets were not affected by this reclassification.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Manage- ment agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund's average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors
(including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and are reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the

Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim, Dreyfus has agreed to pay Sarofim an annual fee of .30 of 1% of the value of the fund's average daily net assets, payable monthly.

During the period ended August 31, 2002, the Distributor retained $24,081 and $3,876 from commissions earned on sales of the fund's Class A and Class T shares, respectively, and $736 and $578 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(B) DISTRIBUTION AND SERVICE PLAN: Under separate Distribution Plans (the "Plans") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B, Class C and Class T shares pay the Distributor
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended August 31, 2002, Class A, Class B, Class C and Class T shares were charged $125,165, $8,292, $9,598 and $127, respectively, pursuant to their respective Plans. During the period ended August 31, 2002, Class B, Class C and Class T shares were charged $2,764, $3,199 and $127, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

(C) Commencing June 13, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market funds as shown in the fund's Statement of Investments. Management fees are not charged to these funds. The fund derived $4,572 in income from these investments, which is included as dividend income in the fund's Statement of Operations.

(D) BROKERAGE COMMISSIONS: During the period ended August 31, 2002, the fund incurred total brokerage commissions of $23,516, of which $1,296 was paid to Dreyfus Brokerage Services. Dreyfus Brokerage Services was a wholly-owned subsidiary of Mellon Financial Corporation until January 31, 2002.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2002, amounted to $13,980,939 and $4,618,784, respectively.


At August 31, 2002, the cost of investments for federal income tax purposes was $71,337,613; accordingly, accumulated net unrealized depreciation on investments was $6,251,125, consisting of $3,002,249 gross unrealized appreciation and $9,253,374 gross unrealized depreciation.

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended August 31, 2002, was approximately $45,900, with a related weighted average annualized interest rate of 2.20%.

                                                                        The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Core Equity Fund (the "Fund") (formerly Dreyfus Tax-Smart Growth Fund) of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented herein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers. As to securities purchased and sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Core Equity Fund of The Dreyfus/Laurel Funds, Inc. as of August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented herein, in conformity with accounting principles generally accepted in the United States of America.


New York, New York
October 3, 2002



IMPORTANT TAX INFORMATION (Unaudited)

The fund designates 99.59% of the ordinary dividends paid during the fiscal year ended August 31, 2002 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2003 of the percentage applicable to the preparation of their 2002 income tax returns.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, Inc., a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

James Fitzgibbons (67)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

* Chairman of the Board and CEO of Fieldcrest Cannon, Inc. (1990-1997)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

J. Tomlinson Fort (74)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Kenneth A. Himmel (56)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Palladium Company, a real estate development company (1996-Present)

* President and CEO, Himmel & Company, a real estate development company (1980-Present)

* American Food Management, CEO, a restaurant company (1983-Present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28


Stephen J. Lockwood (55)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* HCCH Insurance Holdings, an insurance company, Vice Chairman

* Affilated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Roslyn M. Watson (52)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc., a real estate investment company

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* Hydro One, Inc., an electricity distribution and transmission company, Director

* Hydro One Network Service, Inc., a wholly-owned subsidiary of Hydro One, Inc., Director

* The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Benaree Pratt Wiley (56)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO of The Partnership, an Organization dedicated to increasing the Representation of African Americans in positions of leadership, influence and decision-making in Boston, MA.

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS EMERITUS BOARD MEMBER

FRANCIS P. BRENNAN EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Canter also is a Board Member and, an Executive Committee Member, of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 57 years old, and has been an employee of Dreyfus since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, General Counsel and Secretary of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 56 years old, and has been an employee of Dreyfus since June 1977.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 198 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 52 years old, and has been an employee of Dreyfus since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 12 investment companies (comprised of 64 portfolios) managed by Dreyfus. He is 37 years old, and has been an employee of Dreyfus since January 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since April 1985.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Taxable Fixed Income of Dreyfus, and an officer of 18 investment companies (comprised of 75 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since March 1981.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of Dreyfus, and an officer of 37 investment companies (comprised of 78 portfolios) managed by Dreyfus. He is 40 years old, and has been an employee of Dreyfus since August 1984.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 48 years old, and has been an employee of Dreyfus since June 1993.


               For More Information

                        Dreyfus Premier Core Equity Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Fayez Sarofim & Co.
                        Two Houston Center
                        Suite 2907
                        Houston, TX 77010

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  047AR0802